UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2016 (November 18, 2016)

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 S. Mangum Street, Suite 408, Durham, NC 27701

(Address of principal executive offices, including zip code)

(914) 630-7430

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 18, 2016, the board of directors of MGT Capital Investments, Inc. (the “Company”) appointed Mr. John McAfee as the Company’s Chief Executive Officer, effective immediately. The appointment of Mr. McAfee is pursuant to the terms of that certain Employment Agreement, dated May 9, 2016, as approved by stockholders on September 8, 2016, and as included in the Company’s Definitive Proxy Statement, dated August 15, 2016.

Mr. McAfee is a technology innovator and industry leader that is best known for starting the first software anti-virus company, McAfee Associates, and sparking the growth of a new multi-billion dollar industry. His experience at the cutting edge of computing and software started while working with the pioneer giants of modern computers and technology, including UNIVAC, Xerox, NASA, Booz Allen Hamilton and Lockheed-Martin. McAfee is the founder of several companies, including Tribal Voice, developer of one of the first instant messaging platforms; QuorumEx, a biotech research startup; and Future Tense Secure Systems, Inc., developer of a suite of mobile security apps including D-Central and D-Vasive. McAfee also served on the Board of Directors of Zone Labs, a network security company, and as technology evangelist for Everykey, makers of the Everykey personal security device. He has been a vocal advocate for cybersecurity and user privacy, achieved through private industry and disruptive technology.

ITEM 7.01	REGULATION FD DISCLOSURE

On November 18, 2016, the Company issued a Press Release in connection with the appointment of Mr. McAfee. A copy of the Press Release is attached as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated November 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT CAPITAL INVESTMENTS, INC.

Date: November 21, 2016	By:	/s/ Robert B. Ladd
	Name:	Robert B. Ladd
	Title:	President